UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2024

Houlihan Lokey, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37537	95-2770395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Blvd., 5th Floor, Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 310-788-5200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	HLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer

On March 4, 2024, Houlihan Lokey, Inc. (the “Company”) announced that, effective June 10, 2024, Mr. Scott Adelson will become the Chief Executive Officer of the Company. Mr. Scott Beiser, the current Chief Executive Officer, will remain an executive officer of the Company as Co-Chairman.

Mr. Adelson, age 63, has served as our Co- President since 2013, has been a Senior Managing Director in our Corporate Finance group since 2002, and serves as our Global Co-Head of Corporate Finance. Mr. Adelson has served on the board of directors for various public and private companies, including QAD Inc. from April 2006 to November 2021 and Motorcar Parts of America, Inc. (Nasdaq: MPAA) from January 2008 to September 2022. Mr. Adelson completed his undergraduate studies at the University of Southern California and earned his M.B.A. from the University Of Chicago Booth School Of Business.

There are no arrangements or understandings between Mr. Adelson and any other persons, pursuant to which he was appointed as Chief Executive Officer, no family relationships among any of the Company’s directors or executive officers and Mr. Adelson and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Co-President

On March 4, 2024, the Company announced that, effective June 10, 2024, Mr. David Preiser will step down from his current role as Co-President and will continue to serve as Vice Chairman.

Item 7.01 Regulation FD Disclosure.

On March 4, 2024, the Company issued a press release announcing the appointment of Mr. Adelson as Chief Executive Officer, the transition of Mr. Beiser from Chief Executive Officer to Co-Chairman, the transition of Mr. Preiser from Co-President to Vice Chairman as described in Item 5.02 above, and the appointment of Mr. Eric Siegert as Co-Chairman as described in Item 8.01 below. The press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 8.01	Other Events.

Co-Chairman

On March 4, 2024, the Company announced that, effective June 10, 2024, Mr. Siegert will become Co-Chairman alongside Mr. Scott Beiser and Mr. Irwin Gold.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 4, 2024

104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2024

HOULIHAN LOKEY, INC.

By:	/s/ J. Lindsey Alley
Name:	J. Lindsey Alley
Title:	Chief Financial Officer